Other Income-Net - Summary of Other income As follows (Detail) - Barkbox Inc [Member] - USD ($) $ in Thousands		12 Months Ended
	Nov. 05, 2020	Mar. 31, 2021	Mar. 31, 2020	Mar. 31, 2019
Other Income Net [Line Items]
Other income		$ 267	$ 583	$ 182
Change in fair value of preferred share warrants		(6)	3	(6)
Change in fair value of derivative liability		(925)	93	32
Settlement claim	$ 800	795	0	0
Other Income - Net		$ 131	$ 679	$ 208